EX 10.14
CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO PROTERRA INC. IF PUBLICLY DISCLOSED.SUBJECT TO FED. R. EVID. 408

Amendment No. 4 to Amended and Restated Product Supply Agreement

This Amendment No. 4 (“Amendment No. 4”) is entered into by and between Proterra Operating Company, Inc. (fka Proterra, Inc.) (“Proterra”) and TPI, Inc. (“TPI”) effective June 29, 2021 (the “Amendment No. 4 Effective Date”) and amends the Amended and Restated Product Supply Agreement entered into by and between Proterra and TPI effective November 3, 2017 (the “PSA”), as amended on by Amendment No. 1 to the PSA dated December 31, 2018 (“Amendment No. 1”), Amendment No. 2 to the PSA dated October 1, 2019 (“Amendment No. 2”) and Amendment No. 3 to the PSA dated May 13, 2020 (“Amendment No. 3;” and collectively with the PSA and Amendment Nos. 1 and 2, the “Agreement”). Proterra and TPI may be referred to herein individually as a “Party” and collectively as the “Parties”. Capitalized terms used but not defined herein shall have the meaning ascribed to such terms in the Agreement.
RECITALS
    WHEREAS, the Agreement governs TPI’s manufacture and supply of, and Proterra’s purchase of, forty-foot (40’) and thirty five-foot (35’) composite bus bodies in accordance with the technical specifications, pricing, purchase commitment and production schedule set forth therein (collectively, the “Bus Program”);
    WHEREAS, the Parties desire to amend the Agreement to extend the term (the “Term”);
    WHEREAS, the Parties desire to amend the Agreement’s price schedule and minimum volume commitments to align with the current demand, capacity and cost of the Bus Program;
    WHEREAS, as of June 14, 2021, Proterra Inc changed its name to Proterra Operating Company, Inc.,
NOW, THEREFORE, in consideration of the mutual covenants, terms and conditions set forth herein, and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:
ARTICLE I
PURCHASE ORDERS
Except for the purchase orders set forth in the next sentence, the purchase orders that were issued prior to the Amendment No. 4 Effective Date shall be governed by the Agreement. The Parties acknowledge and agree that the following purchase orders shall be governed by this Amendment No. 4:
POs [***], [***], [***], [***], [***], [***], [***], [***], [***], [***], [***], [***], [***], [***], [***], [***], [***], [***], [***], [***], [***], [***].
For clarity, all purchase orders issued subsequent to the Amendment No. 4 Effective Date shall be governed by this Amendment No. 4.
AMENDMENTS TO THE AGREEMENT
1.Term. Parties agree to modify the basic term of the agreement End Date to December 31, 2024, provided the Agreement may continue to be terminated as set forth in the Agreement.
2.Minimum Purchase Commitment and Dedicated Capacity. In Exhibit B of the Agreement, as amended by Section 5 of Amendment No. 1 and Section 2 of Amendment 3, the “Minimum Purchase Commitment and Dedicated Capacity” section is hereby amended as follows: Proterra’s 2020 Minimum Commitment shall be waived. Proterra’s 2021 Minimum Commitment shall be [***] bus bodies; Proterra’s 2022 Minimum Commitment shall be [***] bus bodies; Proterra’s 2023 Minimum Commitment shall be [***] bus bodies and Proterra’s 2024 Minimum Commitment shall be [***] bus bodies. For the avoidance of doubt, Proterra’s reduction of the 2020 – 2022 Minimum Commitments shall not trigger any minimum commitment penalties under Section 5 of the Agreement.

3.Cost Adjustment to the Bus Program. Notwithstanding anything to the contrary in Exhibit B of the Agreement, as amended by Amendment Nos. 1, 2 and 3, the individual bus body price for all production bus bodies manufactured and delivered under the Bus Program shall be as follows:

i.2021
i.Standard Body: [***]
ii.Standard Body + CMVSS: [***]
iii.FAA/RI overflow: [***]
iv.35’ Heron #3-#15: [***]

ii.2022
i.Standard Body: [***]
ii.Standard Body + CMVSS: [***]
iii.FAA/RI overflow: [***]

iii.2023
i.Standard Body: [***]
ii.Standard Body + CMVSS: [***]
iii.FAA/RI overflow: [***]

iv.2024
i.Standard Body: [***]
ii.Standard Body + CMVSS: [***]
iii.FAA/RI overflow: [***]

4.Revised Specifications. The Parties acknowledge and agree that as of the Amendment No. 4 Effective Date, the specifications set forth below shall be used to manufacture the bus bodies and there are no outstanding Change Orders there are no other plans to modify the design or build of the bus bodies. Any further plans or modifications will require a Change Order as contemplated by the Agreement.

i.40’ Heron:
i.PN 118-5026: Base 40’ Heron body, 6 hard point main floor, no CMVSS panel.
ii.PN 118-5027: Base 40’ Heron body,10 hard point main floor, no CMVSS panel.
iii.PN 121-5863: Base 40’ Heron body,6 hard point main floor, and CMVSS panel.
iv.PN 121-5864: Base 40’ Heron body,10 hard point main floor, and CMVSS panel.

ii.35’ Heron:
i.PN 126-7333: Base 35’ Heron body, 6 hard point main floor, no CMVSS panel.
ii.PN 126-7334: Base 35’ Heron body, 10 hard point main floor, no CMVSS panel.
iii.PN 126-7336: Base 35’ Heron body, 6 hard point main floor, and CMVSS panel.
iv.PN 126-7337: Base 35’ Heron body, 10 hard point main floor, and CMVSS panel.
v.PN 045923

5.BOM and Labor Rates. Within ninety (90) days of the Amendment No. 4 Effective Date, and at least once per calendar quarter thereafter, the Parties will meet in good faith to update and establish a baseline Materials BOM and Labor Hours.

ARTICLE II
GENERAL
6.Conflicts. To the extent that this Amendment conflicts with the terms of the Agreement, the terms of this Amendment shall control.

7.Effect of Amendments. Except as modified or changed herein, all terms and provisions of the Agreement remain in full force and effect and are incorporated herein by reference.

8.Counterparts. This Amendment may be executed in multiple counterparts, each of which will be deemed an original, but all of which taken together will constitute one and the same instrument.

[Signature Page Follows]

IN WITNESS WHEREOF, the Parties have caused this Amendment to be duly executed by their authorized representatives as of the dates set forth below, effective as of the Amendment Effective Date.
PROTERRA OPERATING COMPANY, INC.    TPI, INC.

By: /s/ Amy Ard        By: /s/ William Siwek

Name: Amy Ard        Name: William Siwek

Title: Chief Financial Officer        Title: President

Date: June 29, 2021        Date: June 29, 2021

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